UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

FREEBUTTON, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54009 (Commission File Number)	20-5982715 (I.R.S. Employer Identification No.)

7040 Avenida Encinas

Suite 104-159

Carlsbad, CA 92011

(Address of principal executive offices)

(760) 487-7772
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.          Other Events.

On April 11, 2014 FreeButton, Inc. (“FreeButton” or the “Corporation”) entered into a Letter of Intent to acquire A1 Vapors, Inc. (the “Acquisition”) a company formed and subsisting pursuant to the laws of the State of Florida (“A1 Vapors”).  The Letter of Intent contemplates that, in exchange for all the outstanding shares of common stock of A1 Vapors, FreeButton shall issue to A1 Vapors’ shareholders an aggregate of 21,000,000 shares of FreeButton common stock.  Following this transaction, the shareholders of A1 Vapors will control the FreeButton consolidated group.  The completion of the Acquisition is subject to a number of conditions precedent, including, but not limited to: (i) the entering into of a definitive agreement by FreeButton and A1 Vapors (the “Definitive Agreement”); (ii) completion of satisfactory due diligence by each of FreeButton and A1 Vapors; (iii) the approval of the Acquisition by each of FreeButton’s and A1 Vapors’ respective board of directors and shareholders, if required; (iv) the absence of any material change or change in a material fact which might reasonably be expected to have a material adverse effect on the financial and operational conditions or the assets of each of the parties to the Definitive Agreement; and (v) certain other conditions typical in a transaction of this nature.

A1 Vapors is a product development and marketing company catering to the electronic vapor cigarette and accessories industry. A1 Vapors offers a variety of options to choose from to appeal to all smokers including a diverse selection of devices and flavors. The company currently owns and operates 4 retail locations, its’ ecommerce global website, and distribution licenses with accessory manufacturers.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for FreeButton’s business and operations that involve a number of risks and uncertainties.  FreeButton’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding, among other things, the acquisition of A1 Vapors by FreeButton.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of FreeButton to successfully complete this Acquisition; uncertainties relating to the ability to realize the expected benefits of the acquisition; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which FreeButton and A1 Vapors operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2014

FREEBUTTON, INC.

By: /s/ James Edward Lynch, Jr.

James Edward Lynch, Jr.

President and Chief Executive Officer

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